Exhibit 99.1

Company Overview

April 2009

Safe Harbor Statement

Certain statements made in this presentation include historical information and forward looking actions that AspenBio Pharma anticipates based on certain assumptions. These statements are indicated by words such as “expect”, “anticipate”, “should” and similar words are indicating uncertainty in facts, figures and outcomes.  While
AspenBio Pharma believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the company are detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and other reports filed by the
Company with the Securities and Exchange Commission.

AspenBio Focus

Protein
Chemistry &
Proteomics

Molecular Ingenuity Creating Novel Clinical Solutions!

Appendicitis
Test Platform

First of kind

Blood based

Rapid

IP Protected

Dedicated Instrument
and Consumables

Reproductive

Science

Animals of economic
importance

IP Protected

Recombinant Protein Drug
platform

Enhances reproductive
efficiency

Medical Diagnostics

4

4

What is Appendicitis?

Appendicitis is the Most Common Reason for
Abdominal Surgery

Appendicitis is an inflammation of the appendix

typically resulting from a bacterial infection

within the lumen.

It is a serious medical emergency which

typically requires immediate surgery.

Left untreated, an inflamed appendix can burst

or “perforate,” spilling infectious materials into

the peritoneal cavity which can result in serious

medical complications and even death.

Aspen Bio Pharma

90
80
70
60
50
40
30
20
10
0
CT Scan Rate
Negative Appendectomy Rate
1998
1999
2000
2001
2002
2003
2004

Trends in Appendicitis Management

5

1.

Historically, appendicitis was a clinical
diagnosis with a negative appendectomy
rate of ~16%.

2.

In 1998, the use of CT was incorporated
into the diagnostic algorithm.

3.

Use of CT grows exponentially but
incremental benefits are minimal.

4.

Risks and limitations of CT identified
however few alternatives exist for ED
physicians and surgeons.

4.

CT being over-prescribed because of the
lack of an effective “screening” alternative.

Source:  American Journal of Emergency Medicine (2008) 26, 39–44

Despite Advances…

Cost

Cost for abdominal
CT ranges from

$200 - $2000****

Safety

0.4% - 2% of all
cancers in the US will
be caused by CT***

…There is a Need for a More Appropriate Screening Tool!

Sources:

       *American Journal of Emergency Medicine 2008; 26, 39–44

     **Surgery 2008;144:276-82

   ***N Engl J Med 2007;357:2277-84

****Emerg Radiol 2008;15:23–28 and Company estimates

Indiscriminant Use

CT in diagnosing
appendicitis is
overused with
diminishing

benefits .**

CT initially reduced
Negative
Appendectomy Rate,
but trend flattened in
recent years.

Aspen Bio Pharma

[MRP 8/14]
CA502
CA501
CA502
CA501
N
C
C
N

Our Science

Myeloid-related protein (MRP) 8/14 is a
calcium-binding protein contained within
neutrophils

MRP 8/14 plays an important role in
inflammation and is elevated in
appendicitis and other diseases such as
rheumatoid arthritis, Crohn’s disease,
and HIV

It is an especially good screening
marker given its availability in blood and
high negative predictive value

Appendicitis Progression

MRP 8/14

AspenBio has patented this Biomarker and its
predictive value in diagnosing Appendicitis

How AppyScore Fits in the Workflow

Patient
experiencing acute
abdominal pain

Emergency
Room

10.3 M Patients

X

AppyScore

Standard Lab
Workup

5.6 M Patients

Abdominal CT

1.5 M Patients

Appendicitis

310k Patients

256 k CT’s

Other Diagnosis

6.4M Patients

1.2 M CT’s

X

+

Idiopathic

3.6M Patients

0 CT’s

Source: Calendar year 2005-2006 visits from the National Hospital Ambulatory Care Survey (NHAMCS).

Counts are annualized over the two-year period.

Patient
experiencing acute
abdominal pain

Emergency
Room

10.3 M Patients

Standard Lab
Workup

5.6 M Patients

Abdominal CT

2.5 M Patients

Appendicitis

310k Patients

256 k CT’s

Other Diagnosis

6.4M Patients

1.2 M CT’s

Idiopathic

3.6M Patients

1.0 M CT’s

Current Standard of Care

New Standard of Care with AppyScore

Opportunity to take out 1 M
unnecessary CT Scans!

-

Aspen Bio Pharma

10 M patients enter hospital emergency departments for abdominal pain

5.6 M patients receive CBC and AppyScore

US Market Opportunity

CT scan given
to only those
patients that
need it

Market Opportunity for the Hospital Segment is 5.6 M Tests!

(Excludes Primary Physician, OB/GYN, and Urgent Care Channels)

Aspen Bio Pharma

Number of Tests per Year (M)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
5.8
4.5
2.0
0.3
0.8
13.5
North America
Europe
Asia Pacific
Latin America
ROW
Total

Global Market Estimates

Based on 5.6M Tests in the US and Global IVD Market Share (Frost and Sullivan)

Market Research in the US and EU Confirm
the Need for AppyScore

“There are problems with the whole system; CT scan with contrast is taking too long; it is a 5 hour ordeal.  CT without contrast is much faster, but the sensitivity is low; most of radiologists don’t do that.  There is a need for a more specific rule in/out test.”

                                                                                                                  - ER Physician

“The current unmet need is in accuracy of diagnosis; it takes time to perform CT scan and the cost of CT is high.”

                                                                                                            - Surgeon

“Principal advantages of [test] will be better discrimination of patients who require surgical intervention from those who do not; reduced healthcare costs in achieving this better discrimination from fewer unnecessary surgeries, and less chance of medical errors.”

                                                                                                            - Lab Director

“If they are accepted [by physicians] as necessary tests, we will cover them.”

                                                                                                            - Payer

Regulatory Game Plan

800 patient Pivotal trial completed in Dec 2008. (Utilizing ELISA format)

Trial Demonstrated:

Fundamental analytical performance to be robust and repeatable.

Clinical utility that supports the intended use claim

Filing expected to be submitted to FDA late Q2 2009

Product label intended use is “to be used as an aid in diagnosis of appendicitis”

Approval expected Q4 2009 – Q1 2010 (assuming de novo).

Instrument and Reader trials will commence in early 2010, with

  ELISA as predicate device.

13

Product Profile

Fully-integrated assay system for near
patient testing

Results in 15 minutes

Industrial product designed to significantly
reduce operator dependence

Hospital LIS interface

Feasibility completed and final specs being
set

Planning clinical trials to commence early
2010

Getting to Market

Submit 510(k) to
FDA for ELISA

Expected FDA
clearance on
ELISA

Q2 2009

Q4 2009

Q4 2009 – Q1 2010

Commence rapid
assay clinical trial

Q1 2010

Q2 2010

Establish
reimbursement
and coding

Complete rapid
assay product
development

Submit 510(k) to
FDA for rapid
assay

Q3 2010

Late 2010

Rapid assay
clearance and
product launch

Animal Reproduction

Aspen Bio Pharma

Conception Rate (%)
51
49
47
45
43
41
39
37
35
1990
1994
1998
2002
2006

Milk Production

Improving Pregnancy Rates Increases Milk Production

Basic Facts:

There are some 9 Million dairy cows in the U.S. (125 million worldwide) which need to be pregnant to optimize milk production

Breeding is costly: Every year, dairy cows receive ~20 million AIs
(Artificial Inseminations) at $42 - $105 each

Declining Pregnancy Rates

in Dairy Cows

Problem:

Intensive dairy herd management has negatively impacted
pregnancy rates

Pregnancy rates have dropped from 80% to mid 30’s per AI

This wastes critical time, money, and productivity

Cost of culling cows due to poor reproduction: $1.2B annually (est.)

Source:  DHI-Provo

Aspen Bio Pharma

United States Patent

Hormone Concentration
Progesterone
LH
FSH
5
10
15
Estrus
Days of the Estrous Cycle
Estrus

For Reagent Use

Animal Health Reproductive Science

-Patented technology

-Single-chain recombinant gonadotropins

-Highly robust efficacy

-Delivering precise activity in improved pregnancy rates

AspenBio’s platform technology uses a proprietary
linker that enables recombinant production of single
chain proteins that are replacements for depleted
gonadotropins LH and FSH.

Aspen Bio Pharma

NOVARTIS
ANIMAL HEALTH

Aspen Bio Pharma

Strategic Partnership

License and Development relationship that is focused on product for bovine reproduction

Deal covers bLH and bFSH which has a US market potential of $230 M

Novartis responsible for 65% of ongoing development costs and AspenBio responsible for 35%

A Perfect Partner for Advancing Aspen’s Single Chain
Technology into the Market

Science has been demonstrated in
numerous species…

Total Inventory (US)

Comments

Swine

67.8 M

$17.7 B in animal sales

Sheep

5.8 M

Market TBD

Horses

4.0 M

Opportunity for problem mares
and high value horses

Source:  2007 USDA census

Key Statistics: APPY (NASDAQ CM)

Mrq estimates as of FYE ended December 2008

Stock Price (4/15/09)

$1.85

Avg. Daily Vol. (3mo.)

632,000

Shares Out. (mrq)

31.7M

Fully-diluted

37.0M

Public Float, est.

29.4M

Institutional Holdings,
est.

40%

Insider Holdings, est.

23%

Cash & Equiv. (est. 4-09)

~$14M

Total Assets (mrq)

$24.2M

Total Liabilities (mrq)

$6.4M

Monthly Burn-Rate (avg)

~$795K

Daryl J. Faulkner                          Chief Executive Officer (Interim), Executive Chairman and Director
Daryl Faulkner has more than 25 years experience in developing and commercializing medical devices, drug and drug delivery systems, life science research tools and molecular diagnostics. He most recently served as president, CEO and member of the board of directors of Digene Corporation, acquired by Qiagen in July
2008. He has continued to serve as a consultant to Qiagen. Prior to joining Digene, Mr. Faulkner spent eight years with Invitrogen (now merged as Life
Technologies Corp., a Nasdaq-traded company) . Mr. Faulkner’s career also includes15 years with the Fortune 100 company Abbott Laboratories.  Mr. Faulkner currently serves as a member of the board of directors of Osmetech, an emerging molecular diagnostics company.

Charlie Kang                                   Vice President Strategy and Business Development
Charlie Kang serves as AspenBioPharma’s Vice President Strategy and Business Development and brings a broad base of healthcare experience spanning strategic planning, M&A, licensing, and R&D.  Prior to AspenBio Pharma, Mr. Kang was with Invitrogen Corporation, a global biotechnology company providing products and services that accelerate life science research.  At Invitrogen, Mr. Kang served as Director of Corporate Development where he led over a dozen acquisitions resulting in $7 billion in deal value.  In addition to M&A, he also led a number of integration, licensing, and strategic partnering initiatives. Prior to Invitrogen, he  served in various business development and R&D roles with emerging biotechnology companies including Syrrx Inc. and Somatogen Inc.  Mr. Kang received his B.S. in
Molecular, Cellular, and Developmental Biology and his M.B.A. from the University of Colorado.

Robert F. Caspari, MD                   Chief Operating Officer / Chief Medical Officer
Robert Caspari brings to AspenBio Pharma more than 25 years of experience in drug and diagnostic product development and commercialization. He most recently served as CEO of Living Cell Technologies, a publicly traded biotech company focused on cellular therapy for Type I diabetes and neurological disorders. He was previously president and CEO of Aurogen, a privately held biotech company involved in drug development for neurological disorders. Dr. Caspari has also served as senior vice president of commercial operations and medical affairs at Myogen (now a unit of Gilead Sciences, traded on the Nasdaq), and as vice president and general manager of biopharmaceuticals at Novo Nordisk Pharmaceuticals.

Jeffrey G. McGonegal                      Chief Financial Officer
Jeffrey McGonegal joined AspenBio Pharma as CFO in 2003. He has more than 30 years experience in accounting and developing public companies. Mr. McGonegal devotes limited time to PepperBall Technologies, Inc. as its CFO. Mr. McGonegal serves as Senior Vice President — Finance of Cambridge Holdings, Ltd., with limited activities. Since 1997, Mr. McGonegal has served as Managing Director of McGonegal and Co., a company engaged in providing accounting and business consulting services. For 23 years he was in accounting with BDO Seidman LLP and his last position with that firm was managing partner of the Denver,
Colorado office. Mr. McGonegal graduated from Florida State University with a B.A. in accounting

Gregory Pusey                                 Vice Chairman / Vice President Investor Relations
Gregory Pusey became a director of AspenBio Pharma, Inc. in February 2002, Chairman in May 2003 and in January 2009 became the Vice Chairman , a newly created position. Mr. Pusey has been helping develop and advance small public companies for approximately 30 years. Mr. Pusey is  a director (previously Chairman)
of PepperBall Technologies, Inc., a publicly held provider of non-lethal technology.  Since 1988, Mr. Pusey has been the President and a director of Cambridge
Holdings, Ltd. which has limited activities. He is also President of Livingston Capital, Ltd.  a private venture capital firm. Mr. Pusey is secretary and a director of
Bactolac Pharmaceutical, Inc. and has been associated with its predecessors since 1997, a privately held company engaged in manufacturing and marketing of vitamins and nutritional supplements. Mr. Pusey graduated from Boston College with a BS degree in finance.

Mark Colgin, PhD                           Chief Scientific Officer
Mark Colgin was appointed Chief Scientific Officer of the Company in February 2009. Dr. Colgin joined the Company in September 2000 and served as Director of
Recombinant Technology until he was promoted to Chief Scientist in January 2003.  Prior to joining the Company, his areas of research included the characterization and artificial synthesis of spider silk proteins, regulation of gene expression, neurovirology and gene delivery systems.  Dr. Colgin received a B.S. in
Biochemistry and a Ph.D. in Molecular Biology from the University of Wyoming.

Aspen Bio Pharma

ARCHIVES
SURGERY
JAMA

Clinical
Infectious
Diseases

ARCHIVES
SURGERY

David Flum, MD, MPH
Dr. David Flum is a gastrointestinal surgeon and outcomes researcher at the University of Washington.  He holds the rank of
Professor in the Schools of Medicine and Public Health and serves as the Director of the Surgical Outcomes Research Center
(SORCE) at the University of Washington.  He has a Masters in Public Health in the field of health services research.  He serves as Medical Director of the Surgical Care and Outcomes Assessment Program (SCOAP), a quality of care improvement program providing hospital-specific data feedback and best practices regarding processes of care and outcomes across the Pacific
Northwest.  He is also one of the Principal Investigators of the Longitudinal Assessment of Bariatric Surgery (LABS) study-the first
NIH-funded study in bariatric surgery aimed at addressing fundamental issues in the field.  He is the contributing editor for surgery at the Journal of the American Medical Association, serves on the editorial board of the journal Surgery for Obesity and Related
Disease, and chairs the American Society of Metabolic and Bariatric Surgeons’ Research Committee.

Steven E. Wolf, MD

Dr. Wolf is the Bob and Betty Kelso Distinguished Chair in Burn and Trauma Surgery, Vice Chairman for Research and Professor
in the Department of Surgery at the University of Texas Health Science Center at San Antonio (UTHSCSA). He serves as Chair for the Institutional Review Board UTHSCSA.  He is Burn Surgeon and Chief of Clinical Research at the United States Army
Institute of Surgical Research at Fort Sam Houston and Pediatric Burn Program Director at University Hospital.  He is also Editor-in-
Chief of Burns.  Dr. Wolf received his medical degree from UTMB Galveston and completed his post graduate training at the
University of Missouri-Kansas City and at Shriners Hospital for Children in Galveston.   Dr. Wolf has previously held the position of
Director of the US Army Institute of Surgical Research Burn Center at Brooke Army Medical Center and Assistant Chief of Staff at
Shriners Hospital for Children.  He has authored over 130 peer reviewed publications and is nationally and internationally recognized for his work in burn and trauma care and regenerative medicine.

Dr. Wolf received the 2009 Health Care Heroes Outstanding Physician Award.

David A. Talan, MD, FACEP, FIDSA
Dr. Talan received his medical degree from the University of Illinois Medical College in Chicago. He completed his residencies in
Internal and Emergency Medicine and fellowship in Infectious Diseases at the University of California Los Angeles (UCLA) and its
associated medical centers. He is board certified in Internal Medicine, Emergency Medicine, and Infectious Diseases.  Currently,
Dr. Talan is Chairman of the Department of Emergency Medicine and faculty in the Division of Infectious Diseases at Olive
View-UCLA Medical Center, and Professor of Medicine in Residence at UCLA School of Medicine. He is a Fellow of the American
College of Emergency Physicians and the Infectious Diseases Society of America, and a member of the Society for Academic
Emergency Medicine and the American Society for Microbiology. Dr. Talan serves on the editorial boards of the Annals of
Emergency Medicine , Emergency Medicine News, and Pediatric Emergency Care and is a reviewer for Clinical Infectious Diseases,
JAMA, and The Medical Letter.

.

Newly Formed Medical Advisory Board

Aspen Bio Pharma

BECKER & ASSOCIATES CONSULTING INC

PRICESpective PRICING STRATEGY CONSULTANTS

COVANCE THE DEVELOPMENT SERVICES COMPANY

BOSTON HEALTHCARE

Secured Industry Leading Expertise

Committed to Success!

Regulatory Strategy
and Execution

Pricing and
Reimbursement

Global Market Analysis

Market Strategies

Key Milestones

File FDA510(k) on ELISA  end of Q2

Refine product specs & test rapid
electronic assay in hospitals

Manufacturing/Supply Agreements

Develop marketing/commercial
strategy

Determine best source of funds

Advance Animal Business
Opportunity/Novartis

Commence Rapid Electronic
Assay Pivotal Trial

Est. FDA clearance ELISA

File FDA 510K Rapid Electronic
Assay

Determine final
pricing/reimbursement

Finalize marketing strategy

FDA clearance to market

Balance 09

Advancing Toward Commercialization…

Next Year…